Stock-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY Mellon. At Dec. 31, 2015, under the Long-Term Incentive Plan approved in April 2014, we may issue 42,097,582 new stock-based awards. Of this amount, 27,453,939 shares (subject to potential increase as provided in the Long-Term Incentive Plan) may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $97 million in 2015, $88 million in 2014 and $65 million in 2013.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant. No stock options were granted in 2015, 2014 and 2013.

The compensation cost that has been charged against income was $10 million for 2015, $28 million for 2014 (including $1 million recorded in restructuring expense) and $49 million for 2013. The total income tax benefit recognized in the income statement was $4 million for 2015, $11 million for 2014 and $20 million for 2013.

A summary of the status of our options as of Dec. 31, 2015, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2014	48,420,255	$33.06	4.2
Granted	—	—
Exercised	(10,862,315)	30.15
Canceled/Expired	(1,822,676)	40.36
Balance at Dec. 31, 2015	35,735,264	$33.57	3.4
Vested and expected to vest at Dec. 31, 2015	35,734,694	33.57	3.4
Exercisable at Dec. 31, 2015	33,703,283	34.27	3.2

Stock options outstanding at Dec. 31, 2015
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2015	Weighted-average remaining contractual life (in years)	Weighted-average exercise price	Exercisable at Dec. 31, 2015	Weighted-average exercise price
$ 18 to 31	19,256,469	4.9	$25.78	17,224,488	$26.22
$ 31 to 41	6,044,363	1.0	39.73	6,044,363	39.73
$ 41 to 51	10,434,432	2.0	44.38	10,434,432	44.38
$ 18 to 51	35,735,264	3.4	$33.57	33,703,283	$34.27

(a)	At Dec. 31, 2014 and 2013, 42,137,574 and 52,130,525 options were exercisable at an average price per common share of $34.38 and $34, respectively.

Aggregate intrinsic value of options (in millions)	2015	2014	2013
Outstanding at Dec. 31,	$306	$409	$336
Exercisable at Dec. 31,	$267	$307	$212

The total intrinsic value of options exercised was $130 million in 2015, $118 million in 2014 and $67 million in 2013.

As of Dec. 31, 2015, $1 million of total unrecognized compensation cost related to nonvested options is expected to be recognized over a weighted-average period of less than 3 months.

Cash received from option exercises totaled $326 million in 2015, $370 million in 2014 and $263 million in 2013. The actual tax benefit realized for the tax deductions from options exercised totaled $21 million in 2015, $17 million in 2014 and less than $8 million in 2013.

Restricted stock and RSUs

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally one to four years. The total compensation expense recognized for restricted stock and RSUs was $235 million in 2015, $243 million in 2014 (including $13 million recorded in restructuring expense) and $201 million in 2013. The total income tax benefit recognized in the income statement was $83 million for 2015, $94 million for 2014 and $79 million for 2013.

BNY Mellon’s Executive Committee members were granted a target award of 630,100 performance units (“PSUs”) in 2015 that cliff vest in three years based on operating earnings per share with the potential of a risk modifier based on appropriate growth in risk-weighted assets. These awards are marked-to-market as the earnout percentages are determined at the discretion of the Human Resources Compensation Committee based on a payout table.

BNY Mellon’s Executive Committee members were granted a target award of 719,947 PSUs in 2014 and 942,428 in 2013 that are earned annually based on an earnout percentage calculated using a metric of net income divided by risk-weighted assets under Basel III.  The awards earned in each of the three performance periods vest at the end of the third performance period.  Certain of the awards are granted to MRT (Material Risk Takers under the European Banking Authority) and are required to be marked to market due to discretionary claw-back language contained in their grants.

The following table summarizes our nonvested PSU, restricted stock and RSU activity for 2015.

Nonvested PSU, restricted stock and RSU activity	Number of shares	Weighted- average fair value
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2014	21,400,291	$27.72
Granted	6,948,487	39.58
Vested	(10,880,844)	25.34
Forfeited	(483,963)	33.20
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2015	16,983,971	$34.07

As of Dec. 31, 2015, $190 million of total unrecognized compensation costs related to nonvested PSUs, restricted stock and RSUs is expected to be recognized over a weighted-average period of 1.6 years.

The total fair value of restricted stock and RSUs that vested was $429 million in 2015, $229 million in 2014 and $117 million in 2013.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in zero to three years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.